UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Alliant Energy Corporation (the “Company”) annual meeting of shareowners held on May 20, 2010, the Company’s shareowners, upon the recommendation of the Company’s Board of Directors, approved the Alliant Energy Corporation 2010 Omnibus Incentive Plan (the “2010 Plan”). The 2010 Plan, among other things, permits the Company to make award grants consisting of incentive awards, stock options, performance shares, performance units, shares of common stock, restricted stock, restricted stock units or other stock-based awards to any officer or other employee of the Company or its affiliates or individuals engaged to become an officer or employee, consultants who provide services to the Company or its affiliates and non-employee directors of the Company, as determined by the Compensation and Personnel Committee of the Board of Directors. The 2010 Plan provides that an aggregate of 4,500,000 shares of common stock of the Company are reserved for issuance under the 2010 Plan, subject to adjustment as described in the 2010 Plan. The Company cannot currently determine the benefits, if any, to be paid under the 2010 Plan in the future to the officers of the Company, including the Company’s named executive officers.

The 2010 Plan is described in more detail in the Company’s proxy statement for its 2010 annual meeting of shareowners filed with the Securities and Exchange Commission on April 1, 2010. The description of the 2010 Plan set forth above is qualified by reference to the 2010 Plan filed herewith as Exhibit 10.1, which is incorporated herein by reference.

The Company previously had in place the Amended and Restated 2002 Equity Incentive Plan (the “2002 Plan”), which terminated upon approval by the shareowners of the 2010 Plan. All awards granted under the 2002 Plan that are still outstanding will remain outstanding and will continue to be subject to all of the terms and conditions of the 2002 Plan.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of shareowners during the Company’s annual meeting of shareowners on May 20, 2010 are as follows.

1. Election of directors for terms expiring in 2013. Each nominee for director was elected by the following vote:

	For	Withheld	Broker Non-Votes
Michael L. Bennett	66,181,035	11,494,583	13,072,988
Darryl B. Hazel	66,258,260	11,417,359	13,072,988
David A. Perdue	68,670,914	9,004,705	13,072,988
Judith D. Pyle	65,940,368	11,735,250	13,072,988

2. Approval of the 2010 Plan. This matter was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
69,320,651	6,743,494	1,610,625	13,073,836

3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010. This matter was approved by the following vote:

For	Against	Abstentions
87,108,243	2,644,837	995,526

9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibit is being filed herewith:

(10.1) Alliant Energy Corporation 2010 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed on Schedule 14A on April 1, 2010 (File No. 1-9894))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: May 24, 2010	By:	/s/ William D. Harvey
William D. Harvey Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Alliant Energy Corporation 2010 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed on Schedule 14A on April 1, 2010 (File No. 1-9894))

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